Offerings - Offering: 1	Aug. 24, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 27,682,914.39
Fee Rate	0.01381%
Amount of Registration Fee	$ 3,823.01
Offering Note	(1) Calculated as the aggregate maximum purchase price for shares of common stock, based upon the net asset value per share as of July 31, 2026, of $26.33. This amount is based upon the offer to purchase up to 1,051,383 shares of common stock, par value $0.01 per share, of Crescent Private Credit Income Corp. (2) Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Section 6(b) Filing Fee Rate Advisory for Fiscal Year 2026 dated Aug. 25, 2025.